UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2026

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 10, 2026, Beyond Air, Inc. (the “Company”) disclosed in a Current Report on Form 8-K that it had received written notice from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s $1.00 bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing and that, absent a timely request for a hearing, the Company’s common stock would be subject to delisting from Nasdaq. The Company has, on April 13, 2026, timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s determination.

As a result of the timely hearing request, any suspension or delisting action with respect to the Company’s common stock is stayed pending the issuance of a written decision by the Panel following the hearing process. Accordingly, the Company’s common stock is expected to continue to be listed on Nasdaq pending the outcome of the hearing. The hearing has been scheduled for May 14, 2026. There can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with applicable Nasdaq listing requirements within any compliance period that may be granted by the Panel.

Forward Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the Company’s appeal to the Nasdaq Hearings Panel and the Company’s ability to regain compliance with Nasdaq’s continued listing requirements. Words such as “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the outcome of the hearing process and the Company’s ability to regain compliance with applicable Nasdaq continued listing standards. For additional information regarding factors that could cause actual results to differ materially, please refer to the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, including under the captions “Item 1. Business,” “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s other filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation to update any forward-looking statement. The Company undertakes no obligation to update any forward-looking statement in this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: April 15, 2026	By:	/s/ Daniel Moorhead
	Name:	Daniel Moorhead
	Title:	Chief Financial Officer